1998 BROOKDALE LIVING COMMUNITIES, INC.

                              STOCK INCENTIVE PLAN


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                                TABLE OF CONTENTS


Section                                                                     Page
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1.  PURPOSE OF PLAN............................................................1

2.  DEFINITIONS................................................................1

3.  STOCK SUBJECT TO PLAN......................................................4
         3.1      Stock Subject to Plan........................................4
         3.2      Unexercised Options..........................................4
         3.3      Changes in Company Capitalization............................4

4.  GRANTING OF OPTIONS........................................................4
         4.1      Eligibility..................................................4
         4.2      Incentive Stock Options......................................4
         4.3      Granting of Options..........................................5
         4.4      Administration Of the Plan...................................5

5.  TERMS OF OPTIONS...........................................................6
         5.1      Option Agreement.............................................6
         5.2      Vesting of Options...........................................7
         5.3      Option Exercise Price........................................7
         5.4      Exercise Periods.............................................7
         5.5      Requirement of Continued Employment..........................8
         5.6      Adjustments in Outstanding Options...........................8
         5.7      Merger, Consolidation, Acquisition,
                    Liquidation or Dissolution.................................9
         5.8      No Right to Continued Employment.............................9

6.  EXERCISE OF OPTIONS........................................................9
         6.1      Person Eligible to Exercise..................................9
         6.2      Partial Exercise.............................................9
         6.3      Manner of Exercise..........................................10
         6.4      Conditions to Issuance of Stock Certificates................11
         6.5      Rights as Stockholders......................................11
         6.6      Transfer Restrictions.......................................11

7.  ADDITIONAL PROVISIONS.....................................................12
         7.1      Approval of Plan by Stockholders............................12
         7.2      Nontransferability..........................................12
         7.3      Death or Disability of Optionee.............................12
         7.4      Securities Act..............................................12
         7.5      Withholding of Tax..........................................12
         7.6      Termination and Amendment of Plan...........................13

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Section                                                                     Page
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         7.7      Duties of the Company.......................................13

8.  GENERAL PROVISIONS........................................................13


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                           SECTION 1. PURPOSE OF PLAN

         The purpose of the 1998 Brookdale Living Communities, Inc. Stock Incentive Plan (the "Plan") is to provide a means by which Brookdale Living Communities, Inc. (the "Company") may attract and retain directors, executive officers and other key employees with outstanding qualifications and consultants and advisers who provide substantial and important services to the Company, by affording those individuals with incentives to exert maximum efforts for the success of the Company through opportunities to participate in the growth, development and financial success of the Company.

                             SECTION 2. DEFINITIONS

         Wherever the following capitalized terms are used in the Plan, they shall have the following respective meanings:

         2.1 "Board of Directors" means the Board of Directors of the Company.

         2.2      "Change in Control" shall be deemed to have occurred if

                  (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock, Michael W. Reschke or The Prime Group, Inc. or any of their respective affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding securities which vote generally in the election of directors (referred to herein as "Voting Securities");

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new directors whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board of Directors;

                  (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) more than 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or


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                  (d)   the  stockholders  of the  Company  approve  a  plan  of
          complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

         2.3      "Code" means the Internal Revenue Code of 1986, as amended.

         2.4      "Committee" means as specified in Section 4.4.

         2.5 "Common Stock" means the Common Stock of the Company, par value $0.01 per share.

         2.6 "Company" means Brookdale Living Communities, Inc., a Delaware corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

         2.7 "Date of Grant" means the date as of which an Option has been granted pursuant to the Plan.

         2.8 "Disability" means, with respect to an individual, a physical or mental condition resulting from any medically determinable physical or mental impairment that renders such individual incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than four consecutive months.

         2.9 "Eligible Individual" means (i) any director, officer or key employee of the Company or a Subsidiary, (ii) any officer or key employee of a partnership in which the Company owns directly or indirectly at least 50% of the capital or profits interest or (iii) any consultant or adviser whom the Committee determines provides substantial and important service to the Company.

         2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.11 "Fair Market Value" means the per share value of the Common Stock as of a given date, determined as follows:

                  (a) If the Common Stock is listed or admitted for trading on the New York Stock Exchange (or if not, on another national securities exchange upon which the Common Stock is listed), the Fair Market Value of the Common Stock is the closing quotation for such stock based on composite transactions for the New York Stock Exchange (or if not listed on it, such other national securities exchange) on the last trading day for such stock prior to such given date.

                  (b) If the Common Stock is not traded on any national securities exchange, but is quoted on the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ System) or any similar system of automated dissemination of quotations

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         of prices in common use,  the Fair Market  Value of the Common Stock is the average of the last sales price (if the stock is then listed as a national market issue under the NASDAQ System) or the mean between the closing representative bid and asked prices (in all other cases) for the stock on the last 5 trading days for such stock preceding such given date as reported by the NASDAQ System (or such similar quotation system).

                  (c)   If neither  clause  (a) nor  clause (b) of this  Section
          2.12 is applicable, the Fair Market Value of the Common Stock is the fair market value per share as of such valuation date, as determined by the Board of Directors in good faith and in accordance with uniform principles consistently applied.

         2.12     "Incentive Stock Option" means an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Company or the Committee.

         2.13 "Non-Qualified Option" means an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Company or the Committee.

         2.14 "Option" means any Incentive Stock Option or Non-Qualified Option granted under this Plan.

         2.15 "Optionee" means an Eligible Individual to whom an Option is granted under this Plan.

         2.16 "Plan" means the 1998 Brookdale Living Communities, Inc. Stock Incentive Plan, as it may be amended from time to time.

         2.17     "Secretary" means the Secretary of the Company.

         2.18     "Securities Act" means the Securities Act of 1933, as amended.

         2.19 "Severance Date" means (i) as to an Eligible Individual who is an employee of the Company, a Subsidiary or a Company-owned partnership, the date the individual ceases to be so employed, (ii) as to an Eligible Individual who is a director of the Company or a Subsidiary but not an employee described in (i) next above, the date the individual ceases to be such a director, or
(iii) as to an Eligible Individual who is not included in (i) or (ii) above, the date specified in the applicable Stock Option Agreement.

         2.20 "Stock Option Agreement" means the agreement reflecting the terms and conditions of an Option pursuant to Section 5.1.

         2.21 "Subsidiary" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.


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                        SECTION 3. STOCK SUBJECT TO PLAN

         3.1      Stock Subject to Plan

                  The stock subject to an Option shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options granted under Section 4 of the Plan shall not exceed 250,000 unless and until a larger number shall have been approved by the Company's stockholders pursuant to Section 7.6.

         3.2      Unexercised Options

                  If any Option expires or is cancelled without having been fully exercised, a new Option or Options for the number of shares of Common Stock that would have been issued upon exercise of the unexercised portion of such Option may be granted under this Plan, subject to the limitations of
Section 3.1.

         3.3      Changes in Company Capitalization

                  In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion or exchange of any convertible or exchangeable securities of the Company shall not be deemed to have been
"effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in
Section 3.1 and Section 4.1.

                         SECTION 4. GRANTING OF OPTIONS

         4.1      Eligibility

                  The maximum number of shares of Common Stock that may be subject to Options granted during any calendar year to any one Optionee shall not exceed 250,000. Options granted to an Eligible Individual who is an employee of the Company or a Subsidiary may be either Incentive Stock Options or Non-Qualified Options. Options granted to any other Eligible Individual may only be Non-Qualified Options.

         4.2      Incentive Stock Options

                  No Incentive Stock Option shall be granted unless it qualifies as an "incentive stock option" under Section 422 of the Code on the Date of Grant.


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         4.3      Granting of Options

                  (a) Subject to the availability of shares as provided under Sections 3.1 and 7.6, the Committee shall from time to time, in its absolute discretion:

                        (i) Determine who are the Eligible Individuals and select from among them those to be granted Options;

                       (ii) Determine the number of shares to be subject to such Options granted to such selected individuals, and to the extent permitted by the Code, determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                      (iii)   Determine   the  terms  and   conditions  of  such
                  Options, consistent with the Plan.

                  (b) Upon the selection of an individual to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an individual that the individual surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.


         4.4      Administration Of the Plan

                  (a) The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board, which Committee (unless otherwise determined by the Board) shall satisfy the "nonemployee director" requirements of Rule 16 b-3 under the Exchange Act and the regulations of Rule 16b-3 under the Exchange Act and the "outside director" provisions of Code Section 162(m), or any successor regulations or provisions. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Committee members may resign by delivering written notice to the Secretary.

                  (b) Except as otherwise provided in the Plan and except as otherwise expressly stated to the contrary in the Company's Articles of Incorporation, Bylaws, or elsewhere, the Committee shall have the sole discretionary authority (i) to select the Eligible Individuals who are to be granted Options under the Plan, (ii) to determine the number of Options to be granted to any Eligible Individual at any time, (iii) to authorize the granting of Options, (iv) to impose such conditions and restrictions on Options as it determines appropriate,
          (v) to interpret the Plan, (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, and (vii) to take any other actions in connection with the Plan as it may deem necessary

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         or advisable for the  administration of the Plan. The determinations of the Committee on the matters referred to in this Section 4 shall be conclusive.

                  (c) A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                  (d) The Committee may delegate to one or more persons any of its powers, other than its power to authorize the granting of Options, or designate one or more persons to do or perform those matters to be done or performed by the Committee, including administration of the Plan. Any person or persons delegated or designated by the Committee shall be subject to the same obligations and requirements imposed on the Committee and its members under the Plan.

                  (e) Members of the Committee shall receive such compensation for their services as members as may be determined by the Board of Directors. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Board of Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All elections taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan. Members of the Committee and each person or persons designated or delegated by the Committee shall be entitled to indemnification by the Company for any action or any failure to act in connection with services performed by or on behalf of the Committee for the benefit of the Company to the fullest extent provided or permitted by the Company's Articles of Incorporation, Bylaws, any insurance policy or other agreement intended for the benefit of the Committee, or by any applicable law.

                           SECTION 5. TERMS OF OPTIONS

         5.1      Option Agreement

                  Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall indicate the Date of the Grant and contain such terms and conditions as the Committee shall determine with respect to such Option, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

         5.2      Vesting of Options

                  (a) Options granted under the Plan shall vest as determined by the Committee and set forth in the respective Stock Option Agreement.


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                  (b)   Unless otherwise provided in the Stock Option Agreement,
          in the event of a Change in Control on or before the Optionee's Severance Date, each outstanding Option held by such Optionee to the extent not theretofore vested shall fully vest as of the date of such Change in Control.

                  (c) Subject to the provisions of Section 7.3, Options which have been granted but not yet vested under this Section 5.2 as of an Optionee's Severance Date shall be forfeited unless otherwise provided in the Stock Option Agreement.

         5.3      Option Exercise Price

                  The exercise price per share for Options granted under the Plan shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such share on the Date of Grant; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such share on the Date of Grant in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary.

         5.4      Exercise Periods

                  (a) No Option may be exercised in whole or in part until it has vested, except as may be provided in Section 5.7.

                  (b) Subject to the provisions of Sections 5.4(c), 5.7 and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Stock Option Agreement; provided, however, that, by resolution adopted after an Option is granted, the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 5.4(c), 5.7 and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.4(c), the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted.

                  (d) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                        (i)  In the case of an Incentive Stock Option,

                             (A) the expiration of ten years from the Date of Grant; or


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                             (B)  in the case of an Optionee  owning (within the
                           meaning of Section 424(d) of the Code), at the Date of Grant, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, the expiration of five years from the Date of Grant; or

                             (C) except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the Optionee's Severance Date unless either such Severance Date occurs due to such Optionee's death or the Optionee dies within said three-month period; or

                             (D) in the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the Optionee's
                           Severance Date unless either such Severance Date occurs due to such Optionee's death or the Optionee dies within said one-year period; or

                             (E) the expiration of one year from the date of the Optionee's death.

                       (ii)  In the case of a Non-Qualified Option,

                             (A) the expiration of ten years from the Date of Grant; or

                             (B) the expiration of one year from the Optionee's Severance Date unless the Optionee dies within said one-year period; or

                             (C) the expiration of one year from the date of the Optionee's death.

                  (e)   Subject  to  the  provisions  of  Section  5.4(d),   the
          Committee shall provide, in the terms of each individual Stock Option Agreement, when such Option expires and becomes unexercisable.

         5.5      Requirement of Continued Employment

                  An Option shall be forfeited if the Optionee's Severance Date occurs within one year from the Date of Grant unless such Severance Date occurs due to a Change in Control.

         5.6      Adjustments in Outstanding Options

                  In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be

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exercisable,  to the end that  after  such  event the  Optionee's  proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

         5.7      Merger, Consolidation, Acquisition, Liquidation or Dissolution

                  Notwithstanding the provisions of Section 5.6, in its absolute discretion, and on such terms and condition as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or more than 50% of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable to all shares covered thereby, notwithstanding anything to the contrary in Section 5.4(a), Section 5.4(b) and/or any installment provisions of such Option.

         5.8      No Right to Continued Employment

                  Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continued employment or retention in service or shall interfere with or restrict in any way the rights of the Company, a Subsidiary or any other person to terminate or discharge any Optionee at any time for any reason whatsoever.

                         SECTION 6. EXERCISE OF OPTIONS

         6.1      Person Eligible to Exercise

                  During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by the personal representative of such Optionee or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6.2      Partial Exercise

                  At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however,

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that the  Company  shall not be  required  to issue  fractional  shares  and the
Committee may, by the terms of the Stock Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares.

         6.3      Manner of Exercise

                  An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                  (a) notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                  (b) (i) full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                      (ii) if permitted  under the terms of an Optionee's  Stock
                  Option Agreement or with the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or (B) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                      (iii) with the consent of the  Committee,  a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                       (iv) with the consent of the Committee,  any  combination
                  of the  consideration  provided in the  foregoing  subsections
                  (i), (ii) and (iii); and

                  (c) the payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided that, with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or (ii) shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment; and

                  (d) such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations, including the representation that the shares of the Common Stock are being acquired for investment and not resale. The Committee may, in its absolute discretion, also take whatever additional

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



         actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                  (e) in the event that the Option or portion thereof shall be exercised pursuant to Section 6.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

         6.4      Conditions to Issuance of Stock Certificates

                  The shares of Common Stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a)   the  satisfaction  of  all  requirements  set  forth  in
          Section 6.3, including payment of the exercise price; and

                  (b) the obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                  (c) the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

         6.5      Rights as Stockholders

                  The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until the Option is exercised, the Option price has been paid to the Company and certificates representing such shares have been issued by the Company to such holders.

         6.6      Transfer Restrictions

                  The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require any Optionee to give the Company prompt notice of any disposition of shares of stock acquired by exercise of an Incentive Stock Option, within two years from the Date of Grant of such Option or one year after the acquisition of such shares by such Optionee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.


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



                        SECTION 7. ADDITIONAL PROVISIONS

         7.1      Approval of Plan by Stockholders

                  This Plan will be submitted for the approval of the Company's stockholders within twelve months before or after the date of the Board of Directors' initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void.

         7.2      Nontransferability

                  No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or any successors in interest to the Optionee or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

         7.3      Death or Disability of Optionee

                  If an Optionee dies or incurs a Severance Date due to Disability, any Option of such Optionee which has been outstanding for at least one year shall fully and immediately be vested. In the event of an Optionee's death the executor, administrator or other personal representative of the Optionee's estate, or any heir, successor, assign or other transferee of the Optionee receiving such Options by will or by the laws of descent and distribution, shall have the right, subject to the restrictions hereof, to exercise all vested Options to acquire shares of Common Stock subject to such Options at any time within one year after the date of the Optionee's death.

         7.4      Securities Act

                  No shares of Common Stock of the Company shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act or any other then applicable securities law. The Company reserves the right to place a legend on any stock certificate issued pursuant to the Plan to assure compliance with this Section and with the vesting requirements of Section 5.2.

         7.5      Withholding of Tax

                  The Company shall have the right to deduct from compensation otherwise payable to an Optionee any federal, state or local income or other taxes required by law to be withheld with respect to any distributions under the Plan.


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



         7.6      Termination and Amendment of Plan

                  The Committee may at any time suspend or terminate the Plan, or make such modifications of the Plan as it shall deem advisable, provided that the Plan shall not be so changed to increase the cost of the Plan to the Company. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 3.3, increase any limit imposed in
Section 3.1 on the maximum number of shares which may be issued upon exercise of Options, materially modify the eligibility requirements of Section 4.1, reduce the minimum Option price requirements of Section 5.3, or extend the limit imposed in this Section 7.6 on the period during which Options may be granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                  (a) the expiration of ten years from the date the Plan is adopted by the Board of Directors; or

                  (b) the expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.1.

         7.7      Duties of the Company

                  The Company shall, at all times during the term of each Option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all Options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such Option and all other fees and expenses necessarily incurred by the Company in connection therewith.

                          SECTION 8. GENERAL PROVISIONS

                  (a) No individual shall have any claim or right to be granted Options under the Plan. Neither the adoption and maintenance of the Plan nor the granting of Options pursuant to the Plan shall be deemed to constitute a contract of employment between the Company and any individual or to be a condition of the employment of any person.

                  (b)   The  Company   shall  pay  all  costs  and  expenses  of
          administering the Plan.

                  (c) The granting of Options and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The provisions of this Plan shall be interpreted so as to comply with the conditions or requirements of the Securities Act, the Exchange Act, and rules and regulations issued thereunder unless a contrary interpretation of any such provision is otherwise required by applicable law.

                  (d) The granting of an Option shall impose no obligation upon the Optionee to exercise such option.


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



                  (e) Whenever the context so indicates, the singular or plural number, and the masculine, feminine or neuter gender shall each be deemed to include the other.

                  (f) This Plan and all Option agreements entered into pursuant thereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware, determined without regard to its conflict of interest rules.

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